UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 5, 2013

DEEP DOWN, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-30351	75-2263732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8827 W. Sam Houston Pkwy N. Suite 100, Houston, TX 77040

(Address of principal executive offices) (Zip Code)

(281) 517-5000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

ITEM 1.01. – Entry into a Material Definitive Agreement.

On March 5, 2013, Deep Down, Inc., a Nevada corporation (“Deep Down” and “Company”) entered into the Fifth Amendment to Amended and Restated Credit Agreement (“Fifth Amendment”) with Whitney Bank, a Louisiana state charted bank (and successor to Whitney National Bank, a national banking association) (“Whitney”). Under the Fifth Amendment, the Company and Whitney agreed:

•	To increase the committed amount under the revolving credit facility (“Revolving Credit Facility”) to $5,000,000, and extend the maturity date of such Revolving Credit Facility to April 15, 2014.
•	To increase the committed amount under the real estate term facility (“RE Term Facility”) to $2,000,000 and extend the maturity date of such RE Term Facility to April 15, 2018, and the Company is obligated to make monthly increasing repayments of principal (along with accrued and unpaid interest thereon) starting at $8,127, beginning April 1, 2013;
•	To make a new single-advance term loan to Deep Down in the original principal amount of $250,000 (“Equipment Term Loan”) for the purpose of effecting a purchase of two (2) tensioners (the “Equipment”). The Equipment Term Loan has an interest rate of 4.0% per annum and maturity date of April 15, 2018, and the Company is obligated to make monthly increasing repayments of principal (along with accrued and unpaid interest thereon) starting at $3,771, beginning April 1, 2013.
•	To change the definition of EBITDA to allow a non-recurring expense in the amount of $117,000 for closing the operations of Mako Technologies, LLC in Morgan City, LA and consolidating with the Channelview, TX operations for the fiscal quarter ended December 31, 2012, and a non-recurring charge of $2,156,000 for the write-down related to impairment of intangible assets associated with consolidating the operations of Mako Technologies, LLC for the fiscal quarter ended December 31, 2012.

As of the effective date of the Fifth Amendment, the outstanding principal balance of the RE Term Facility was $1,729,629. Whitney agreed to make a single advance to the Company in an amount equal to $270,371 (bringing the balance of the RE Term Facility as of the effective date of the Fifth Amendment to $2,000,000) to assist in effecting the purchase of the Equipment. As with Deep Down’s other outstanding indebtedness under the credit agreement, outstanding amounts of the Equipment Term Loan are secured by a security interest in all of Deep Down’s assets. The interest rate in all of the loans remains the same at 4.0% per annum.

SECTION 9 – Financial Statements and Exhibits

ITEM 9.01 – Financial Statements and Exhibits.

(d) Exhibits

10.1	Fifth Amendment to Amended and Restated Credit Agreement, dated as of March 5, 2013, by and among Deep Down, Inc. and Whitney Bank.

10.2	Equipment Term Note, dated as of March 5, 2013, made by Deep Down, Inc. to the order of Whitney Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 11, 2013

DEEP DOWN, INC.

By :	/s/ Eugene L. Butler
Eugene L. Butler Executive Chairman and Chief Financial Officer

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